                                                                   EXHIBIT 99.1

CASE NAME:      KEVCO, INC.                                       ACCRUAL BASIS

CASE NUMBER:    401-40783-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----
                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2002
                                         -------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:
                                                   EXECUTIVE VICE PRESIDENT AND
/s/ WILFORD W. SIMPSON                                CHIEF FINANCIAL OFFICER
---------------------------------------            ----------------------------
Original Signature of Responsible Party                        Title

WILFORD W. SIMPSON                                       AUGUST 23, 2002
---------------------------------------            ----------------------------
Printed Name of Responsible Party                              Date


PREPARER:

/s/ DENNIS S. FAULKNER                                ACCOUNTANT FOR DEBTOR
---------------------------------------            ----------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                       AUGUST 23, 2002
---------------------------------------            ----------------------------
Printed Name of Preparer                                      Date

CASE NAME:                   KEVCO, INC.                      ACCRUAL BASIS - 1

CASE NUMBER:                 401-40783-BJH-11

COMPARATIVE BALANCE SHEET

                                                               SCHEDULED            MONTH
ASSETS                                                          AMOUNT              JUL-02         MONTH        MONTH
------                                                          ------              ------         -----        -----
1.  Unrestricted Cash (FOOTNOTE)                                    1,000
2.  Restricted Cash
3.  Total Cash                                                      1,000                  0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                           459,000                  0
9.  Total Current Assets                                          460,000                  0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)            4,790,071          6,801,458
15. Other (Attach List)                                       613,299,110        310,687,331
16. Total Assets                                              618,549,181        317,488,789

POST PETITION LIABILITIES

17.  Accounts Payable
18.  Taxes Payable
19.  Notes Payable
20.  Professional Fees
21.  Secured Debt
22.  Other (Attach List)                                                           84,493,128
23.  Total Post Petition Liabilities                                               84,493,128

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                    75,885,064         13,945,516
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                       136,505,780        141,833,049
28. Total Pre Petition Liabilities                            212,390,844        155,778,565
29. Total Liabilities                                         212,390,844        240,271,693

EQUITY

30. Pre Petition Owners' Equity                                                  406,158,337
31. Post Petition Cumulative Profit Or (Loss)                                    (16,809,578)
32. Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                    (312,131,663)
33. Total Equity                                                                  77,217,096
34. Total Liabilities and Equity                                                 317,488,789

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO, INC.                                SUPPLEMENT TO

CASE NUMBER:       401-40783-BJH-11                           ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                       SCHEDULED             MONTH
ASSETS                                                  AMOUNT              JUL-02         MONTH     MONTH
------                                                  ------              ------         -----     -----
A. Prepaid Escrowed Retention Pmts.                       459,000
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                              459,000

A. Capitalized loan costs                               4,790,071           4,297,973
B. Investment in Subsidiaries                                               2,503,485
C.
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14       4,790,071           6,801,458

A. Intercompany Receivables (FOOTNOTE)                306,649,555
B. Interco. Promissory Note (FOOTNOTE)                235,981,314         235,981,314
C. Interco. Royalties (FOOTNOTE)                       70,668,241          74,706,017
D.
E.

TOTAL OTHER ASSETS -  LINE 15                         613,299,110         310,687,331

POST PETITION LIABILITIES

A. Interco. Payables (FOOTNOTE)                                            62,979,907
B. Accrued Interest on Notes/Bonds                                         21,513,221
C.
D.
E.

TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                           84,493,128

PRE PETITION LIABILITIES

A. Interco. Liabilities (FOOTNOTE)                      8,005,780           8,005,780
B. 10 3/8% Sr. Sub. Notes                             105,000,000         105,000,000
C. Senior Sub. Exchangeable Notes                      23,500,000          23,500,000
D. Accrued Interest on Notes/Bonds                                          5,327,269
E.

TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27       136,505,780         141,833,049

CASE NAME:      KEVCO, INC.                                   ACCRUAL BASIS - 2

CASE NUMBER:    401-40783-BJH-11

INCOME STATEMENT

                                                  MONTH                                          QUARTER
REVENUES                                          JUL-02           MONTH           MONTH          TOTAL
--------                                          ------           -----           -----          -----
1.  Gross Revenues                                   0                                               0
2.  Less: Returns & Discounts
3.  Net Revenue                                      0                                               0

COST OF GOODS SOLD

4.  Material
5.  Direct Labor
6.  Direct Overhead
7.  Total Cost Of Goods Sold
8.  Gross Profit                                     0                                               0

OPERATING EXPENSES

9.  Officer / Insider Compensation
10. Selling & Marketing
11. General & Administrative
12. Rent & Lease
13. Other (Attach List)
14. Total Operating Expenses
15. Income Before Non-Operating
    Income & Expense                                 0                                               0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)
17. Non-Operating Expense (Att List)
18. Interest Expense
19. Depreciation / Depletion
20. Amortization
21. Other (Attach List)
22. Net Other Income & Expenses

REORGANIZATION EXPENSES

23. Professional Fees
24. U.S. Trustee Fees
25. Other (Attach List)
26. Total Reorganization Expenses
27. Income Tax
28. Net Profit (Loss)                                0                                               0

This form    does  x  does not have related footnotes on Footnotes Supplement.
         ---      ---

CASE NAME:        KEVCO, INC.                                 ACCRUAL BASIS - 3

CASE NUMBER:      401-40783-BJH-11

CASH RECEIPTS AND                                                MONTH                                                  QUARTER
DISBURSEMENTS                                                   JUL-02               MONTH            MONTH              TOTAL
-------------                                                   ------               -----            -----              -----
1.  Cash - Beginning Of Month                                                 SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                                    0                                                        0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts                                      0                                                        0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts                                                0                                                        0
11. Total Cash Available                                          0                                                        0

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow                                                 0                                                        0
33. Cash - End of Month                                           0                                                        0

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO, INC., ET AL            SUPPLEMENT TO ACCRUAL BASIS -3
                                                JULY, 2002
CASE NUMBER:      401-40783-BJH-11              CASH RECEIPTS AND DISBURSEMENTS

                                                DIST LP    MFG       MGMT        HOLDING      COMP        KEVCO INC       TOTAL
                                                -------    ---       ----        -------      ----        ---------       -----

 1  CASH-BEGINNING OF MONTH                         -       -     5,047,569          -          -             -         5,047,569

     RECEIPTS FROM OPERATIONS
 2  CASH SALES                                      -       -                                                                   -
    COLLECTION OF ACCOUNTS RECEIVABLE
 3  PRE PETITION                                    -       -                                                                   -
 4  POST PETITION                                           -                                                                   -

 5  TOTAL OPERATING RECEIPTS                        -       -             -          -          -             -                 -

     NON OPERATING RECEIPTS
 6  LOANS & ADVANCES                                        -                                                                   -
 7  SALE OF ASSETS                                                                                                              -
 8  OTHER                                           -       -        10,670          -          -             -            10,670
     INTERCOMPANY TRANSFERS                       235                  (235)         -                                          -
                  SALE EXPENSE REIMBURSEMENT
                  INCOME TAX REFUND                                   4,991
                  REBATE
                  WORKERS COMP REFUND
                  MISC.                                                                         -
                  INTEREST INCOME                           -         5,679

 9   TOTAL NON OPERATING RECEIPTS                 235       -        10,435          -          -             -            10,670

10   TOTAL RECEIPTS                               235       -        10,435          -          -             -            10,670

11   CASH AVAILABLE                               235       -     5,058,004          -          -             -         5,058,239

      OPERATING DISBURSEMENTS
12   NET PAYROLL                                                     12,770                                                12,770
13   PAYROLL TAXES PAID                                     -         4,788                                                 4,788
14   SALES, USE & OTHER TAXES PAID                          -                                                                   -
15   SECURED/RENTAL/LEASES                                  -         5,020                                                 5,020
16   UTILITIES                                              -           428                                                   428
17   INSURANCE                                              -           844                                                   844
18   INVENTORY PURCHASES                                    -                                                                   -
19   VEHICLE EXPENSE                                        -                                                                   -
20   TRAVEL                                                 -                                                                   -
21   ENTERTAINMENT                                          -                                                                   -
22   REPAIRS & MAINTENANCE                        235       -                                                                 235
23   SUPPLIES                                               -                                                                   -
24   ADVERTISING                                                                                                                -
25   OTHER                                          -       -         4,455          -          -             -             4,455
          LOAN PAYMENTS                                     -             -                                                     -
            FREIGHT                                         -                                                                   -
            CONTRACT LABOR                                  -                                                                   -
            401 K PAYMENTS                                  -                                                                   -
            PAYROLL TAX ADVANCE ADP                                                                                             -
            WAGE GARNISHMENTS                                                                                                   -
                 MISC.                                      -         4,455                                                 4,455

26   TOTAL OPERATING DISBURSEMENTS                235       -        28,305          -          -             -            28,540

    REORGANIZATION DISBURSEMENTS
27   PROFESSIONAL FEES                                                                                                          -
28   US TRUSTEE FEES                                        -         7,250                                                 7,250
29   OTHER                                                                                                                      -
30   TOTAL REORGANIZATION EXPENSE                   -       -         7,250          -          -             -             7,250

31   TOTAL DISBURSEMENTS                          235       -        35,555          -          -             -            35,790

32   NET CASH FLOW                                  -       -       (25,120)         -          -             -           (25,120)

33   CASH- END OF MONTH                             -       -     5,022,449          -          -             -         5,022,449

CASE NAME:        KEVCO, INC.                                 ACCRUAL BASIS - 4

CASE NUMBER:      401-40783-BJH-11

                                                  SCHEDULED             MONTH
ACCOUNTS RECEIVABLE AGING                           AMOUNT             JUL-02           MONTH        MONTH
-------------------------                           ------             ------           -----        -----
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                                            0

AGING OF POST PETITION                                           MONTH: JULY-02
TAXES AND PAYABLES                                                      -------

                                           0 - 30         31 - 60         61 - 90           91 +
TAXES PAYABLE                               DAYS           DAYS             DAYS            DAYS           TOTAL
-------------                               ----           ----             ----            ----           -----
1.   Federal
2.   State
3.   Local
4.   Other (Attach List)
5.   Total Taxes Payable                                                                                     0
6.   Accounts Payable                                                                                        0

                                                                 MONTH: JULY-02
STATUS OF POST PETITION TAXES                                           -------

                                                    BEGINNING TAX          AMOUNT WITHHELD                       ENDING TAX
FEDERAL                                              LIABILITY *           AND/OR ACCRUED      (AMOUNT PAID)     LIABILITY
-------                                              -----------           --------------      -------------     ---------
1.   Withholding **
2.   FICA - Employee **
3.   FICA - Employer **
4.   Unemployment
5.   Income
6.   Other (Attach List)
7.   Total Federal Taxes                                                                                             0

STATE AND LOCAL

8.   Withholding
9.   Sales
10.  Excise
11.  Unemployment
12.  Real Property
13.  Personal Property
14.  Other (Attach List)
15.  Total State And Local                                                                                           0
16.  Total Taxes                                                                                                     0


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO, INC.                                  ACCRUAL BASIS - 5

CASE NUMBER:     401-40783-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                 MONTH: JULY-02
                                                                        -------

BANK RECONCILIATIONS                           Account # 1          Account # 2         Other Accounts
--------------------                           -----------          -----------         --------------
A.   BANK:                                   Bank of America                            (Attach List)
B.   ACCOUNT NUMBER:                            3750768521                                                      TOTAL
C.   PURPOSE (TYPE):                           DIP Account
1.   Balance Per Bank Statement
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks
4.   Other Reconciling Items
5.   Month End Balance Per Books
6.   Number of Last Check Written                  N/A

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER                   DATE OF PURCHASE        TYPE OF INSTRUMENT       PURCHASE PRICE       CURRENT VALUE
---------------------------                   ----------------        ------------------       --------------       -------------
7.

8.

9.

10.   (Attach List)

11.   Total Investments                                                                                                   0

CASH

12.   Currency On Hand                                                                                                    0
13.   Total Cash - End of Month                                                                                           0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO, INC.                                  ACCRUAL BASIS - 6

CASE NUMBER:     401-40783-BJH-11

                                                            MONTH: JULY-02
                                                                   -------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                   TYPE OF                             TOTAL PAID
              NAME                 PAYMENT        AMOUNT PAID            TO DATE
              ----                 -------        -----------            -------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders

                                  PROFESSIONALS

                                         DATE OF COURT                                                       TOTAL
                                       ORDER AUTHORIZING       AMOUNT        AMOUNT        TOTAL PAID      INCURRED &
            NAME                            PAYMENT           APPROVED        PAID          TO DATE         UNPAID *
            ----                            -------           --------        ----          -------         --------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals

      * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                                             AMOUNTS            TOTAL
                                           SCHEDULED           PAID             UNPAID
                                            MONTHLY           DURING             POST
        NAME OF CREDITOR                 PAYMENTS DUE         MONTH            PETITION
        ----------------                 ------------         -----            --------
1.  Bank of America                                                           13,945,516
2.
3.
4.
5.  (Attach List)
6.  TOTAL                                                                     13,945,516


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO, INC.                                  ACCRUAL BASIS - 7

CASE NUMBER:     401-40783-BJH-11

                                                                 MONTH: JULY-02
                                                                        -------

QUESTIONNAIRE

                                                                                                               YES           NO
                                                                                                               ---           --
1.   Have any Assets been sold or transferred outside the normal course of business this reporting period?                   X

2.   Have any funds been disbursed from any account other than a debtor in possession account?                               X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                    X

4.   Have any payments been made on Pre Petition Liabilities this reporting period?                                          X

5.   Have any Post Petition Loans been received by the debtor from any party?                                                X

6.   Are any Post Petition Payroll Taxes past due?                                                                           X

7.   Are any Post Petition State or Federal Income Taxes past due?                                                           X

8.   Are any Post Petition Real Estate Taxes past due?                                                                       X

9.   Are any other Post Petition Taxes past due?                                                                             X

10.  Are any amounts owed to Post Petition creditors delinquent?                                                             X

11.  Have any Pre Petition Taxes been paid during the reporting period?                                                      X

12.  Are any wage payments past due?                                                                                         X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

See Footnote

INSURANCE

                                                                                                           YES          NO
                                                                                                           ---          --
1.   Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?        X

2.   Are all premium payments paid current?                                                                 X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

   TYPE OF POLICY               CARRIER                       PERIOD COVERED         PAYMENT AMOUNT & FREQUENCY
   --------------               -------                       --------------         --------------------------
General Liability        Aon Risk Services                    3/1/02-9/1/02          Semi-Annual        $98,598
D&O Liability            Great American Insurance         11/1/2001-10/31/2004       Annual             $64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO, INC.                               FOOTNOTES SUPPLEMENT

CASE NUMBER:     401-40783-BJH-11                          ACCRUAL BASIS

                                                           MONTH:       JULY-02
                                                                  -------------

ACCRUAL
BASIS
FORM
NUMBER           LINE NUMBER            FOOTNOTE / EXPLANATION
------           -----------            ----------------------
 1                    1                 Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use of Existing
 3                    1                 Forms and Records; (2) Authorizing Maintenance of Existing Corporate Bank Accounts
                                        and Cash Management System; and (3) Extending Time to Comply with 11 U.S.C.
                                        Section 345 Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The
                                        Bank of America lead account is administered by, and held in the name of Kevco
                                        Management Co. Accordingly, all cash receipts and disbursements flow through Kevco
                                        Management's Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis-3.

 1                 15A,B,C              Intercompany assets were inadvertently doubled on Debtor's Schedules. The
 1                    32                adjustment to equity corrects the error.

 1                  15B,C               Intercompany receivables/payables are from/to co-debtors Kevco Management Co.
 1                   22A                (Case No. 401-40788-BJH), Kevco Distribution, LP (Case No. 401-40789-BJH)'
 1                   27A                Kevco Holding, Inc. (Case No. 401-40785-BJH), DCM Delaware, Inc. (Case No.
 7                    3                 401-40787-BJH), Kevco GP, Inc. (Case No. 401-40786-BJH), Kevco Components, Inc.
                                        (Case No. 401-40790-BJH), and Kevco Manufacturing, LP. (Case No. 401-40784-BJH).

 1                    24                Secured debt reductions are from the sales of Kevco Manufacturing, LP's operating divisions, the asset sale of the South Region of Kevco Distribution, real property sales and direct cash payments.